POWER OF ATTORNEY


	The undersigned hereby constitutes and appoints SEAN CREAMER, TIMOTHY T. SMITH, and JAMES P. DWYER and each of them, to be the undersigned's true and lawful attorney-in-fact for thirteen months from the date hereof to:

(1)	execute for and on behalf of the undersigned a Form ID, an application to obtain access codes to file on EDGAR for electronic filings with the Securities and Exchange Commission; and

(2)	execute for and on behalf of the undersigned a Form 3 reflecting the undersigned's initial beneficial ownership of Arbitron Inc. (the "Company") reportable on such form, including any amendments to the Form 3; and

	(3)	execute for and on behalf of the undersigned any Form 144, Form 4 or Form 5 or any amendments to such forms reporting any changes in the undersigned's beneficial ownership of the Company's equity securities reportable on such form;
and

	(4)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete or amend any such Form ID, Form 3,
Form 144, Form 4 or Form 5 and to effect the timely filing of such form with the
United States Securities and Exchange Commission and any other authority; and

	(5)	execute for and on behalf of the undersigned any registration statements on
Form S-8 and any amendments (including post-effective amendments) thereto relating to the Company's employee benefit plans, provided that any registration statement or amendment in final form is first reviewed by my attorney-in-fact;
and his or her name, when thus signed, shall have the same force and effect as though I had manually signed the registration statement and/or amendment; and

	(6)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever necessary and proper to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby revokes any and all powers of attorney previously granted by the undersigned relating to the subject matter of this Power of Attorney.

	The undersigned has caused this Power of Attorney to be executed as of this
30th day of March, 2009.

                                        /s/ Alton L. Adams
					Alton L. Adams